                                 United States
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 12, 2001
                                                 -----------------

                             BANCFIRST CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)



            OKLAHOMA                     0-14384               73-1221379
            --------                     -------               ----------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
         incorporation)                File Number)         Identification No.)


 101 North Broadway, Suite 200, Oklahoma City, Oklahoma          73102
 ------------------------------------------------------          -----
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (405) 270-1086

Item 9. Regulation FD Disclosure.

                             BANCFIRST CORPORATION
                          CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                            (Dollars in thousands)


                                                                             December 31,
                                                                       ---------------------------
                                                                          2000             1999
                                                                       -----------     -----------
ASSETS
Cash and due from banks                                              $     162,455     $     126,691
Interest-bearing deposits with banks                                           663             1,715
Federal funds sold                                                          65,900            51,666
Securities (market value: $561,433, and $595,509, respectively)            560,551           596,715
Loans:
 Total loans (net of unearned interest)                                  1,666,338          1,455,481
 Allowance for loan losses                                                 (25,380)           (22,548)
                                                                       -----------        -----------
       Loans, net                                                        1,640,958          1,432,933
Premises and equipment, net                                                 57,795             52,467
Other real estate owned                                                      1,453              1,612
Intangible assets, net                                                      25,156             24,087
Accrued interest receivable                                                 27,288             20,771
Other assets                                                                28,036             27,150
                                                                       -----------       ------------
       Total assets                                                  $   2,570,255     $    2,335,807
                                                                       ===========       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Noninterest-bearing                                                 $     511,807      $     460,131
 Interest-bearing                                                        1,755,590          1,622,565
                                                                       -----------        -----------
       Total deposits                                                    2,267,397          2,082,696
Short-term borrowings                                                       37,292             22,091
Long-term borrowings                                                        26,613             26,392
9.65% Capital Securities                                                    25,000             25,000
Accrued interest payable                                                    10,302              8,421
Other liabilities                                                            6,693              6,493
                                                                       -----------        -----------
       Total liabilities                                                 2,373,297          2,171,093
                                                                       -----------        -----------
Commitments and contingent liabilities
Stockholders' equity:
  Common stock, $1.00 par (shares issued: 8,326,638, and 8,112,170,
   respectively)                                                             8,327              8,112
  Capital surplus                                                           56,169             46,766
  Retained earnings                                                        130,932            113,344
  Accumulated other comprehensive income                                     1,530             (3,508)
                                                                       -----------        -----------
        Total stockholders' equity                                         196,958            164,714
                                                                       -----------        -----------
        Total liabilities and stockholders' equity                   $   2,570,255     $    2,335,807
                                                                       ===========        ===========

See accompanying notes to consolidated financial statements

                             BANCFIRST CORPORATION
                       CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

                                                        Three Months Ended           Year Ended
                                                            December 31,             December 31,
                                                       ---------------------  ---------------------
                                                          2000       1999        2000         1999
                                                       ---------     -------  ---------     -------
INTEREST INCOME
Loans, including fees                                   $  39,091  $  31,011   $ 145,356    $ 120,974
Securities:
 Taxable                                                    8,087      8,130      33,018       30,964
 Tax-exempt                                                   596        275       2,201        2,147
Federal funds sold                                            613        920       1,714        5,247
Interest-bearing deposits with banks                           52         25         100           52
                                                        ---------    -------   ---------     --------
         Total interest income                             48,439     40,361     182,389      159,384
                                                        ---------    -------   ---------     --------
INTEREST EXPENSE
Deposits                                                   20,412     15,494      73,974       60,840
Short-term borrowings                                         457        262       1,898        1,628
Long-term borrowings                                          446        379       1,735        1,234
9.65% Capital Securities                                      612        612       2,447        2,447
                                                        ---------    -------    --------     --------
         Total interest expense                            21,927     16,747      80,054       66,149
                                                        ---------    -------    --------     --------
Net interest income                                        26,512     23,614     102,335       93,235
Provision for loan losses                                     735        698       4,045        2,521
                                                        ---------    -------    --------     --------
         Net interest income after provision
          for loan losses                                  25,777     22,916      98,290       90,714
                                                        ---------    -------    --------     --------
NONINTEREST INCOME
Trust revenue                                                 765        704       3,130        2,535
Service charges on deposits                                 4,681      4,279      17,493       16,453
Securities transactions                                        --         --          --          244
Income from sales of loans                                    345        286       1,186        1,663
Other                                                       1,938      1,719       8,093        7,812
                                                        ---------    -------    --------     --------
         Total noninterest income                           7,729      6,988      29,902       28,707
                                                        ---------    -------    --------     --------
NONINTEREST EXPENSE
Salaries and employee benefits                             12,975     11,404      49,208       45,764
Occupancy and fixed assets expense, net                     1,617      1,437       5,768        5,082
Depreciation                                                1,361      1,285       5,186        4,884
Amortization of intangibles                                   898        759       3,249        3,044
Data processing services                                      602        508       2,505        2,150
Net expense from other real estate owned                       88         34         400          164
Other                                                       5,875      5,292      21,408       20,365
                                                        ---------    -------    --------     --------
         Total noninterest expense                         23,416     20,719      87,724       81,453
                                                        ---------    -------    --------     --------
Income before taxes                                        10,090      9,185      40,468       37,968
Income tax expense                                         (3,370)    (3,356     (14,251)     (14,019)
                                                        ---------    -------    --------     --------
         Net income                                         6,720      5,829      26,217       23,949
Other comprehensive income, net of tax:
 Unrealized gains (losses) on securities                    3,655     (2,696       5,038       (8,939)
                                                        ---------    -------    --------     --------
         Comprehensive income                           $  10,375  $   3,133   $  31,255    $  15,010
                                                        =========    =======    ========     ========
NET INCOME PER COMMON SHARE
Basic                                                   $    0.81  $    0.71   $    3.22    $    2.79
                                                        =========    =======    ========     ========
Diluted                                                 $    0.80  $    0.71   $    3.19    $    2.75
                                                        =========    =======    ========     ========

See accompanying notes to consolidated financial statements.

                             BANCFIRST CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

(1)   GENERAL

      The accompanying consolidated financial statements include the accounts of BancFirst Corporation, BFC Capital Trust I, BancFirst and its subsidiaries, and First State Bank for 2000 and a portion of 1999 (representing the period since acquisition). All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

      The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 1999, the date of the most recent annual report. Certain amounts in the 1999 financial statements have been reclassified to conform to the 2000 presentation.

      The preparation of financial statements in conformity with generally accepted accounting principles inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. Such estimates and assumptions may change over time and actual amounts may differ from those reported.

(2)   RECENT ACCOUNTING PRONOUNCEMENTS

      In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those financial instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on the intended use of the derivative and its resulting designation. In June 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 - an amendment of FASB Statement No. 133." This Statement defers the effective date of FASB Statement No. 133 to all fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

      In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -A Replacement of FASB Statement No. 125". This Statement is effective for transfers occurring after March 31, 2001 and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The Company does not expect the adoption of this standard will have material effect on its consolidated financial statements.

(3)   RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

      In February 1999, the Company sold a branch in Anadarko, Oklahoma, which had deposits of approximately $15,500. The sale resulted in a pretax gain of approximately $900.

      In December 1999, the Company completed the purchase of certain assets and assumption of certain liabilities of First State Bank of Oklahoma City, Oklahoma. Under the terms of the agreement, the Company organized a new wholly-owned bank under the First State Bank name. The new First State Bank acquired approximately $106,000 of assets, assumed approximately $109,000 of liabilities, and recorded $2,615 of intangible assets. The purchase and assumption was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company's consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of the operations of the Company for 1999.

      In March 2000, BancFirst Corporation became a financial holding company under the new Gramm-Leach-Bliley financial services modernization law. This will allow the Company to expand into new financial activities such as insurance underwriting, securities underwriting and dealing, and mutual fund distribution.

      In October 2000, BancFirst Corporation completed the acquisition of First Southwest Corporation of Frederick, Oklahoma

("First Southwest") which had total assets of approximately $118,000. All of the outstanding shares of First Southwest common stock were exchanged for 266,681 shares of BancFirst Corporation common stock and approximately $4,335 of cash. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company's consolidated financial statements from the date of the acquisition forward. Total intangible assets of $4,279 were recorded for the purchase. The acquisition did not have a material effect on the results of operations of the Company for 2000.

      In January 2001, BancFirst Corporation completed the acquisition of 75% of the outstanding common stock of Century Life Assurance Company ("Century Life") from Pickard Limited Partnership, a Rainbolt family partnership. The Rainbolt family is the largest shareholder of BancFirst Corporation and two members of the family are the Chairman and the CEO of BancFirst Corporation. The purchase price was approximately $5.4 million. At December 31, 2000, Century Life had total assets of $23 million and total stockholders' equity of $6.96 million. The acquisition will be accounted for as a book value purchase. Accordingly, the acquisition will be recorded based on the book value of Century Life and the effects of the acquisition will be included in the Company's consolidated financial statements from the date of the acquisition forward. The acquisition is not expected to have a material effect on the results of operations of the Company for 2001.

(4)   TENDER OFFER

      In June 1999, the Company completed a Dutch auction issuer tender offer and purchased 1,186,502 shares of its common stock for the maximum offer price of $38.00 per share. Cash on hand and two borrowings totaling $7,600 were used to pay for the purchase of the stock. The two borrowings under a $12,000 revolving line of credit were at rates of 6.3% and 6.5%, and matured in July and October 1999.

(5)   SECURITIES

      The table below summarizes securities held for investment and securities available for sale.

                                                                   December 31,
                                                              ------------------
                                                               2000      1999
                                                              --------  --------
        Held for investment at cost (market value; $107,874   $106,991  $129,481
         and $128,275, respectively)
        Available for sale, at market value                    453,560   467,234
                                                              --------  --------
                Total                                         $560,551  $596,715
                                                              ========  ========

(6)   LOANS AND ALLOWANCE FOR LOAN LOSSES

      The following is a schedule of loans outstanding by category:

                                                                December 31,
                                             --------------------------------------------------
                                                       2000                       1999
                                             ------------------------   -----------------------
                                               Amount       Percent        Amount      Percent
                                             ----------   -----------   ------------  ---------
      Commercial and industrial              $  394,534        23.68%    $  343,304      23.59%
      Agriculture                                91,263         5.48         57,447       3.95
      State and political subdivisions:
       Taxable                                       47         0.01          1,641       0.11
       Tax-exempt                                17,232         1.03         14,428       0.99
      Real Estate:
       Construction                              84,637         5.08         85,634       5.88
       Farmland                                  56,695         3.40         38,419       2.64
       One to four family residences            372,460        22.35        331,742      22.79
       Multifamily residential properties        19,869         1.19         21,517       1.48
       Commercial                               322,759        19.37        293,160      20.14
      Consumer                                  275,175        16.51        251,593      17.29
      Other                                      31,667         1.90         16,596       1.14
                                             ----------   ----------    -----------  ---------
             Total loans                     $1,666,338       100.00%    $1,455,481     100.00%
                                             ==========   ==========    ===========  =========

     Loans held for sale (included above)   $    5,106                  $    6,912
                                             ==========                 ===========

      The Company's loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company's underwriting standards and management's credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company's interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company's loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

      Changes in the allowance for loan losses are summarized as follows:


                                                                   Three Months Ended             Year Ended
                                                                       December 31,               December 31,
                                                                  ----------------------      -----------------------
                                                                      2000       1999             2000        1999
                                                                  -----------  ---------      -----------   ---------
          Balance at beginning of period                           $   24,076   $ 20,173        $  22,548   $  19,659
                                                                  -----------  ---------      -----------   ---------
          Charge-offs                                                  (1,375)    (1,003)          (4,377)     (3,101)
          Recoveries                                                      466        180            1,686         969
                                                                  -----------   --------       ----------   ---------
                  Net charge-offs                                        (909)      (823)          (2,691)     (2,132)
                                                                  -----------   --------       ----------   ---------
          Provisions charged to operations                                735        698            4,045       2,521
          Additions from acquisitions                                   1,478      2,500            1,478       2,500
                                                                  -----------   --------       ----------   ---------
                  Total additions                                       2,213      3,198            5,523       5,021
                                                                  -----------   --------       ----------   ---------
          Balance at end of period                                 $   25,380   $ 22,548        $  25,380   $  22,548
                                                                  ===========   ========       ==========   =========

      The net charge-offs by category are summarized as follows:

                                                                    Three Months Ended           Year Ended
                                                                       December 31,             December 31,
                                                                  ----------------------   --------------------
                                                                     2000         1999       2000        1999
                                                                  ---------     --------   --------   ---------
          Commercial, financial and other                           $   (16)     $   259    $   519    $    736
          Real estate - construction                                     65           17        121          22
          Real estate - mortgage                                        143          131        341         193
          Consumer                                                      717          416      1,710       1,181
                                                                  ---------     --------   --------   ---------
                 Total                                              $   909     $    823    $ 2,691    $  2,132
                                                                  =========     ========   ========   =========


(7)   NONPERFORMING AND RESTRUCTURED ASSETS

      Below is a summary of nonperforming and restructured assets:


                                                                             December 31,
                                                                       --------------------------
                                                                         2000           1999
                                                                       -----------     ----------
      Past due over 90 days and still accruing                          $    2,413    $     1,666
      Nonaccrual                                                             8,083          9,565
      Restructured                                                             569          1,059
                                                                        ----------     ----------
               Total nonperforming and restructured loans                   11,065         12,290
      Other real estate owned and repossessed assets                         2,054          1,945
                                                                        ----------     ----------
               Total nonperforming and restructured assets              $   13,119     $   14,235
                                                                        ==========     ==========
      Nonperforming and restructured loans to total loans                     0.66%          0.85%
                                                                        ==========     ==========
      Nonperforming and restructured assets to total assets                   0.51%          0.61%
                                                                        ==========     ==========

(8)   INTANGIBLE ASSETS

      The following is a summary of intangible assets, net of accumulated amortization:

                                                                   December 31,
                                                             ------------------------
                                                                2000          1999
                                                             -----------  -----------
         Excess of cost over fair value of assets acquired   $    22,704  $    21,681
         Core deposit intangibles                                  2,448        2,401
         Trademarks                                                    4            5
                                                             -----------  -----------
                  Total                                      $    25,156  $    24,087
                                                             ===========  ===========

(9)   CAPITAL

      The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company's assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company's financial statements. The required minimums and the Company's respective ratios are shown below.

                                        Minimum                 December 31,
                                    ----------------  ---------------------------------
                                       Required            2000              1999
                                    ----------------  ---------------  ----------------
Tier 1 capital                                            $   195,273       $   169,135
Total capital                                             $   217,708       $   188,753
Risk-adjusted assets                                      $ 1,741,664       $ 1,516,266
Leverage ratio                           3.00%                   7.67%             7.32%
Tier 1 capital ratio                     4.00%                  11.21%            11.15%
Total capital ratio                      8.00%                  12.50%            12.45%

      To be "well capitalized" under federal bank regulatory agency definitions, a depository institution must have a Tier 1 ratio of at least 6%, a combined Tier 1 and Tier 2 ratio of at least 10%, and a leverage ratio of at least 5%. As of December 31, 2000 and 1999, BancFirst was considered to be "well capitalized". There are no conditions or events since the most recent notification of BancFirst's capital category that management believes would change its category.

(10)  STOCK REPURCHASE PLAN

      In November 1999, the Company adopted a new Stock Repurchase Program (the "New SRP") authorizing management to repurchase up to 300,000 shares of the Company's common stock. The New SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the New SRP may be determined by management and must be approved by the Company's Executive Committee. Below is a summary of the shares repurchased under the program.

                                                Three Months Ended              Year Ended
                                                   December 31,                December 31,
                                            --------------------------   -------------------------
                                                2000          1999          2000          1999
                                            ------------  ------------   -----------   -----------
Number of shares repurchased                      36,945        55,783       108,379        55,783
Average price of shares repurchased             $  36.77      $  35.77      $  30.99      $  35.77

(11)  COMPREHENSIVE INCOME

      The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

                                                Three Months Ended              Year Ended
                                                   December 31,                December 31,
                                            --------------------------   --------------------------
                                                2000         1999           2000         1999
                                            ------------  ------------   -----------   ------------
Unrealized gain (loss) during the period:
Before-tax amount                               $  5,695     $  (3,854)     $  8,039     $ (13,397)
Tax (expense) benefit                             (2,040)        1,158        (3,000)        4,458
                                            ------------  ------------   -----------   -----------
Net-of-tax amount                               $  3,655     $  (2,696)     $  5,038     $  (8,939)
                                            ============  ============   ===========   ===========

      The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

                                                Three Months Ended              Year Ended
                                                   December 31,                December 31,
                                            --------------------------   -------------------------
                                                2000         1999          2000          1999
                                            ------------  ------------   -----------   -----------
Unrealized gain (loss) on securities:
Beginning balance                              $  (2,125)    $    (812)       (3,508)    $   5,431
Current period change                              3,655        (2,696)        5,038        (8,939)
                                            ------------  ------------   -----------   -----------
Ending balance                                 $   1,530     $  (3,508)        1,530     $  (3,508)
                                            ============  ============   ===========   ===========

(12)  NET INCOME PER COMMON SHARE

      Basic and diluted net income per common share are calculated as follows:

                                                              Income            Shares       Per Share
                                                            (Numerator)     (Denominator)      Amount
                                                            -----------     ------------   -----------
         Three Months Ended December 31, 2000
         ------------------------------------
         Basic
         Income available to common stockholders              $   6,720         8,327,727      $  0.81
                                                                                           ===========
         Effect of stock options                                     --            97,940
                                                            -----------     -------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options            $   6,720         8,425,667      $  0.80
                                                            ===========     =============  ===========
         Three Months Ended December 31, 1999
         ------------------------------------
         Basic
         Income available to common stockholders              $   5,829         8,153,228      $  0.71
                                                                                           ===========
         Effect of stock options                                     --            96,664
                                                            -----------     -------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options            $   5,829         8,249,892      $  0.71
                                                            ===========     =============  ===========

         Year Ended December 31, 2000
         ----------------------------
         Basic
         Income available to common stockholders              $  26,217         8,147,690      $  3.22
                                                                                           ===========
         Effect of stock options                                     --            76,484
                                                            -----------     -------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options            $  26,217         8,224,174      $  3.19
                                                            ===========     =============  ===========
         Year Ended December 31, 1999
         ----------------------------
         Basic
         Income available to common stockholders              $  23,949         8,590,613      $  2.79
                                                                                           ===========
         Effect of stock options                                     --           109,112
                                                            -----------     -------------
         Diluted
         Income available to common stockholders
           plus assumed exercises of stock options            $  23,949         8,699,725      $  2.75
                                                            ===========     =============  ===========

      Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options' exercise prices were greater than the average market price of the common shares.

                                                              Average
                                                              Exercise
                                                  Shares        Price
                                                 ---------    --------
         Three Months Ended December 31, 2000       10,000    $  40.00
         Three Months Ended December 31, 1999      140,500    $  34.56
         Year Ended December 31, 2000              251,540    $  33.84
         Year Ended December 31, 1999              146,000    $  34.43

                             BANCFIRST CORPORATION
                     SELECTED CONSOLIDATED FINANCIAL DATA
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

                                                            Three Months Ended               Year Ended
                                                               December 31,                  December 31,
                                                          ----------------------        -----------------------
                                                             2000        1999              2000         1999
                                                          ----------  ----------        ----------   ----------
Per Common Share Data
Net income - basic                                        $  0.81     $  0.71           $  3.22      $  2.79
Net income - diluted                                         0.80        0.71              3.19         2.75
Cash net income - diluted                                    0.89        0.82              3.54         3.07
Cash dividends                                               0.18        0.16              0.66         0.58
Performance Data
Return on average assets                                     1.08%       1.04%             1.10%        1.06%
Return on average stockholders' equity                      13.98       14.62             14.89        12.96
Cash dividend payout ratio                                  22.22       22.54             20.50        20.79
Net interest spread                                          3.78        3.92              3.90         3.87
Net interest margin                                          4.77        4.72              4.80         4.67
Efficiency ratio                                            68.39       67.70             66.34        66.80

                                                                              December 31,
                                                                     ----------------------------
                                                                        2000              1999
                                                                     ----------        ----------
Balance Sheet Data
Book value per share                                                 $  23.65          $  20.30
Tangible book value per share                                           20.63             17.34
Average loans to deposits (year-to-date)                                73.07%            68.61%
Average earning assets to total assets (year-to-date)                   90.11             90.11
Average stockholders' equity to average assets (year-to-date)            7.38              8.20
Asset Quality Ratios
Nonperforming and restructured loans to total loans                      0.66%             0.85%
Nonperforming and restructured assets to total assets                    0.56              0.61
Allowance for loan losses to total loans                                 1.52              1.55
Allowance for loan losses to nonperforming and restructured loans      176.98            183.47

                             BANCFIRST CORPORATION
       CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
                                  (Unaudited)
                Taxable Equivalent Basis (Dollars in thousands)

                                                              Three Months Ended December 31,
                                            -------------------------------------------------------------------
                                                           2000                             1999
                                            --------------------------------   --------------------------------

                                                          Interest     Average                Interest   Average
                                              Average     Income/      Yield/     Average      Income/    Yield/
                                              Balance     Expense       Rate      Balance      Expense     Rate
                                              --------    --------    -------    ---------     --------  --------
ASSETS
Earning assets:
  Loans (1)                                 $ 1,631,683  $ 39,091      9.50%   $ 1,375,275    $ 31,139      8.98%
  Investments - taxable                         505,566     8,087      6.35        519,292       8,130      6.21
  Investments - tax exempt                       54,589       917      6.67         51,258         423      3.27
  Federal funds sold                             41,017       665      6.43         63,585         945      5.90
                                            -----------  --------              -----------    --------
     Total earning assets                     2,232,855    48,760      8.66      2,009,410      40,637      8.02
                                            -----------  --------              -----------    --------

Nonearning assets:
  Cash and due from banks                       125,700                            118,417
  Interest receivable and other assets          135,689                            118,207
  Allowance for loan losses                     (24,764)                           (20,573)
                                             ----------                        -----------
     Total nonearning assets                    236,625                            216,051
                                            -----------                        -----------
     Total assets                           $ 2,469,480                        $ 2,225,461
                                            ===========                        ===========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing deposits                 $ 1,693,907  $ 20,412      4.78%    $1,550,302    $ 15,494     3.96%
  Short-term borrowings                          34,180       457      5.30         20,201         262     5.15
  Long-term borrowings                           27,584       446      6.41         24,605         379     6.11
  9.65% Capital Securities                       25,000       612      9.71         25,000         612     9.71
                                            -----------  --------              -----------    --------
     Total interest-bearing liabilities       1,780,671    21,927      4.89      1,620,108      16,747     4.10
                                            -----------  --------              -----------    --------

Interest-free funds:
  Demand deposits                               482,957                            431,388
  Interest payable and other liabilities         15,110                             15,836
  Stockholders' equity                          190,742                            158,129
                                            -----------                        -----------
     Total interest free funds                  688,809                            605,353
                                            -----------                        -----------
     Total liabilities
      and stockholders' equity              $ 2,469,480                        $ 2,225,461
                                            ===========                        ===========
Net interest income                                      $ 26,833                             $ 23,891
                                                         ========                             ========
Net interest spread                                                    3.78%                                3.92%
                                                                    =======                              =======
Net interest margin                                                    4.77%                                4.72%
                                                                    =======                              =======

(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

                             BANCFIRST CORPORATION
       CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES
                                  (Unaudited)
                Taxable Equivalent Basis (Dollars in thousands)

                                                                Year Ended December 31,
                                             ---------------------------------------------------------------
                                                         2000                            1999
                                             ------------------------------   ------------------------------
                                                         Interest  Average               Interest  Average
                                              Average    Income/   Yield/      Average   Income/    Yield/
                                              Balance    Expense    Rate       Balance   Expense     Rate
                                             ----------- -------- ---------   ---------- --------- ---------
ASSETS
Earning assets:
  Loans (1)                                  $1,542,795 $145,356      9.40%  $1,355,332  $121,406      8.96%
  Investments - taxable                         527,241   33,018      6.26      517,844    30,964      5.98
  Investments - tax exempt                       50,869    3,386      6.66       50,627     3,303      6.52
  Federal funds sold                             29,649    1,814      6.10      106,362     5,299      4.98
                                             ---------- --------             ----------  --------
     Total earning assets                     2,150,554  183,574      8.51    2,030,165   160,972      7.93
                                             ---------- --------             ----------  --------

Nonearning assets:
  Cash and due from banks                       129,212                         123,527
  Interest receivable and other assets          130,707                         119,646
  Allowance for loan losses                     (23,939)                        (20,257)
                                             ----------                      ----------
     Total nonearning assets                    235,980                         222,916
                                             ----------                      ----------
     Total assets                            $2,386,534                      $2,253,081
                                             ==========                      ==========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing deposits                  $1,649,412  $73,974      4.47%  $1,552,090    60,840      3.92%
  Short-term borrowings                          31,712    1,898      5.97       32,766     1,628      4.97
  Long-term borrowings                           26,903    1,735      6.43       20,642     1,234      5.98
  9.65% Capital Securities                       25,000    2,447      9.76       25,000     2,447      9.79
                                             ----------  -------             ----------  --------
     Total interest-bearing liabilities       1,733,027   80,054      4.61    1,630,498    66,149      4.06
                                             ----------  -------             ----------  --------

Interest-free funds:
  Demand deposits                               461,870                         423,347
  Interest payable and other liabilities         15,584                          14,380
  Stockholders' equity                          176,053                         184,856
                                             ----------                      ----------
     Total interest free funds                  653,507                         622,583
                                             ----------                      ----------
     Total liabilities and stockholders'
          equity                             $2,386,534                      $2,253,081
                                             ==========                      ==========
Net interest income                                      $103,520                        $ 94,823
                                                         ========                        ========
Net interest spread                                                   3.90%                            3.87%
                                                                  ========                        =========
Net interest margin                                                   4.80%                            4.67%
                                                                  ========                        =========


(1) Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

                                  SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BANCFIRST CORPORATION
                                           ---------------------
                                                (Registrant)




Date February 12, 2001                     /s/ Randy P. Foraker
     -----------------                     --------------------
                                                (Signature)
                                           Randy P. Foraker
                                           Senior Vice President and Controller;
                                           Assistant Secretary/Treasurer
                                           (Principal Accounting Officer)